SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-MARK IV INDUSTRIES

          GAMCO INVESTORS, INC.
                                10/20/99            2,000            18.8125
                                10/20/99           10,000            19.0000
                                10/20/99            5,000            18.9780
                                10/20/99           13,500            19.0463
                                10/20/99            5,000-             *DO
                                10/20/99           26,900            18.9780
                                10/19/99            5,000            19.3625
                                10/19/99            5,000            19.2375
                                10/19/99           40,000            19.1984
                                10/18/99            2,000            19.3125
                                10/18/99           10,000            19.1875
                                10/18/99           28,300            19.1396
                                10/15/99            5,000            19.5000
                                10/15/99           20,000            19.3125
                                10/14/99           50,000            19.6625
                                10/14/99           12,000            19.7500
                                10/13/99           20,000            19.7469
                                10/13/99           22,000            19.7500
                                10/12/99            3,000            19.9375
                                10/12/99           32,400            20.0000
                                10/11/99           30,000            20.2500
                                10/08/99           10,000            20.1038
                                10/07/99            7,000            19.8125
                                10/07/99           36,300            19.7500
                                 9/24/99            3,000-           19.5100
                                 9/24/99            3,000            19.5200
          GABELLI FUNDS, LLC.
               THE GABELLI VALUE FUND,INC.
                                10/20/99           10,000            19.0500
                                10/18/99            6,000            19.1125
                                10/15/99              900            19.4875
                                10/14/99           13,100            19.7928
                                10/07/99           30,000            19.8000
               THE GABELLI SMALL CAP GROWTH FUND
                                10/14/99           12,400            19.6750
                                10/07/99            1,600            19.6750
               THE GABELLI ASSET FUND
                                10/19/99            5,000            19.3000


          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.




                                             SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          CONVERTIBLE NOTES- MARK IV 4.75%

          GAMCO INVESTORS, INC.
                                10/20/99               15-           83.5000




























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.